                                                                 Exhibit a(1)(e)

                                 AMENDMENT NO. 4
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                 AIM FUNDS GROUP

                  This Amendment No. 4 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (this "Amendment") amends, effective as of December 10, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

                  IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.

                                                   By: /s/ Robert H. Graham
                                                      _____________________
                                                      Name: Robert H. Graham
                                                      Title: President

                                 AMENDMENT NO. 4
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP

                                   "SCHEDULE A

                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF

             PORTFOLIO                               CLASSES OF EACH PORTFOLIO
             ---------                               -------------------------
AIM Balanced Fund                                    Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares

AIM Basic Balanced Fund                              Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Institutional Class Shares

AIM European Small Company Fund                      Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Institutional Class Shares

AIM Global Value Fund                                Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Institutional Class Shares

AIM International Emerging Growth Fund               Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Institutional Class Shares

AIM Mid Cap Basic Value Fund                         Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Institutional Class Shares

AIM Premier Equity Fund                              Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares

             PORTFOLIO                               CLASSES OF EACH PORTFOLIO
             ---------                               -------------------------
AIM Select Equity Fund                               Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Institutional Class Shares

AIM Small Cap Equity Fund                            Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares"